Exhibit 10.3

AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT

This Amendment No. 2 to the Employment Agreement (this “Amendment No. 2”), is entered into as of June 30, 2015, by and between Empire Resorts, Inc., a Delaware corporation (the “Company”), and Charles A. Degliomini (the “Executive” and, together with the Company, “the Parties”).

WITNESSETH:

WHEREAS, Empire and Executive entered into an Employment Agreement dated as of December 7, 2012 (hereinafter and as amended, the “Employment Agreement”); and

WHEREAS, Empire and Executive entered into an Amendment to the Employment Agreement dated as of August 21, 2014 (“Amendment No. 1”); and

WHEREAS, the Parties desire to amend the Employment Agreement.

NOW, THEREFORE, the Parties hereto agree to amend the Employment Agreement as follows, effective immediately:

1.	Section 1 shall be deleted in its entirety and replaced with the following:

Term. The term of employment under this Agreement shall be for the period beginning on the Commencement Date (as defined in the introductory paragraph of the Employment Agreement) and ending on the close of business on December 31, 2016 (the “Term”). If the Company is granted a gaming facility license by the New York State Gaming Commission with respect to the Montreign Resort Casino (the “Gaming Facility License”), the Term shall be automatically extended to December 31, 2018 (the “Final End Date”). If the Company is not granted a Gaming Facility License by September 30, 2016, the Company shall notify the Executive by September 30, 2016 whether the Term shall be extended to the Final End Date.

The Parties hereby agree that, except as specifically provided in and modified by this Amendment No. 2, the Employment Agreement is in all other respects hereby ratified and confirmed and references to the Employment Agreement shall be deemed to refer to the Employment Agreement as modified by this Amendment No. 2.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year first written above.

EMPIRE RESORTS, INC.

By:	/s/ Joseph A. D’Amato
Name:	Joseph A. D’Amato
Title:	Chief Executive Officer

EXECUTIVE

/s/ Charles A. Degliomini
Charles A. Degliomini